
UBS WARBURG LLC                                                                            CMOPROJ
                                                                        10:18:52 am April 14, 2003
Fixed Income Research             MALT0303P1 30 YEAR     6.0                         Marina Tukhin
CMOPROJ.567                                                                        mtukhin@sleddog
                                                                                            PAGE 1


--------------------------------------------------------------------------------------------------
BOND    BALANCE        COUPON    DELAY   FACTOR    INDEX    VALUE    RESET    MULTIPLIER    CAP
--------------------------------------------------------------------------------------------------
 PF  65,134,500.00    1.80000      0    1.000000    1ML    1.4000   0.40000    1.00000    8.50000
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FLOOR    CURRENT   SETTLE        DEAL       WAC      WAM     PRICING    DURATION
         COUPON     DATE                                      SPEED      @ PX
--------------------------------------------------------------------------------
0.00000  1.8000    04/30/03   1ML30 year    7.04   353.00   100.0PPC   90:00
--------------------------------------------------------------------------------


1ML + 0.400000 CAP: 8.500000


--------------------------------------------------------------------------------
PRICE            PPC         PPC        PPC           PPC          PPC
                 0.00       50.00      100.00        150.00       200.00
--------------------------------------------------------------------------------
90:00            2.715       5.303       5.307         5.606        6.780
--------------------------------------------------------------------------------
AVG LIFE        13.728       3.267       3.264         2.987        2.252
DURATION        11.393       2.917       2.913         2.690        2.061
FIRST PAY         5/03        5/03        5/03          5/03         5/03
LAST PAY          4/25       10/10       10/10          5/10        12/07
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
BOND    BALANCE        COUPON    DELAY   FACTOR    INDEX    VALUE    RESET    MULTIPLIER    CAP
--------------------------------------------------------------------------------------------------
PS   65,134,500.00    6.70000      0    1.000000    1ML    1.4000   8.10000    -1.00000   8.10000
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FLOOR    CURRENT   SETTLE        DEAL       WAC      WAM     PRICING    DURATION
         COUPON     DATE                                      SPEED      @ PX
--------------------------------------------------------------------------------
0.00000  6.7000    04/30/03   1ML30 year    7.04   353.00   100.0PPC   90:00
--------------------------------------------------------------------------------


8.100 + -1.000 * 1ML CAP: 8.100


--------------------------------------------------------------------------------
PRICE           PPC           PPC          PPC          PPC           PPC
                0.00         50.00        100.00       150.00        200.00
--------------------------------------------------------------------------------
90:00           0.266       -41.012       -41.018      -47.695       -72.348
--------------------------------------------------------------------------------
AVG LIFE       13.728         3.267         3.264        2.987         2.252
DURATION        8.115         4.871         4.872        4.608         3.990
FIRST PAY        5/03          5/03          5/03         5/03          5/03
LAST PAY         4/25         10/10         10/10         5/10         12/07
--------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS WARBURG LLC                                                                                    CMOPROJ
                                                                                10:18:52 am April 14, 2003
Fixed Income Research                  MALT0303P1 30 YEAR     6.0                            Marina Tukhin
CMOPROJ.567                                                                                mtukhin@sleddog
                                                                                                    PAGE 2


--------------------------------------------------------------------------------------------------
BOND    BALANCE        COUPON    DELAY   FACTOR    INDEX    VALUE    RESET    MULTIPLIER    CAP
--------------------------------------------------------------------------------------------------
PA   108,557,500.00   4.50000     24    1.000000          -1.0000      -          -          -
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FLOOR    CURRENT     SETTLE      DEAL      WAC      WAM     PRICING    DURATION
         COUPON       DATE                                   SPEED      @ PX
--------------------------------------------------------------------------------
  -      4.5000     04/30/03   30 year    7.04     353.00   100.0PPC    90:00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRICE            PPC         PPC        PPC           PPC          PPC
                 0.00       50.00      100.00        150.00       200.00
--------------------------------------------------------------------------------
90:00            5.633       8.186       8.190         8.474        9.608
--------------------------------------------------------------------------------
AVG LIFE        13.728       3.267       3.264         2.987        2.252
DURATION         9.120       2.706       2.703         2.513        1.957
FIRST PAY         5/03        5/03        5/03          5/03         5/03
LAST PAY          4/25       10/10       10/10          5/10        12/07
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
BOND    BALANCE        COUPON    DELAY   FACTOR    INDEX    VALUE    RESET    MULTIPLIER    CAP
--------------------------------------------------------------------------------------------------
TA   134,561,000.00   6.00000     24    1.000000           -1.0000    -          -           -
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FLOOR    CURRENT   SETTLE        DEAL       WAC      WAM     PRICING    DURATION
         COUPON     DATE                                      SPEED      @ PX
--------------------------------------------------------------------------------
  -      6.0000   04/30/03      30 year    7.04     353.00   100.0PPC    90:00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PRICE           PPC          PPC        PPC           PPC         PPC
                0.00        50.00      100.00        150.00      200.00
--------------------------------------------------------------------------------
90:00           6.940        7.564       9.434        14.506      19.012
--------------------------------------------------------------------------------
AVG LIFE       23.303        9.907       3.973         1.347       0.866
DURATION       11.343        6.610       2.846         1.151       0.746
FIRST PAY        5/03         5/03        5/03          5/03        5/03
LAST PAY        11/30         1/21        6/16          5/06        1/05
--------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS WARBURG LLC                                                                            CMOPROJ
                                                                        10:18:52 am April 14, 2003
Fixed Income Research             MALT0303P1 30 YEAR     6.0                         Marina Tukhin
CMOPROJ.567                                                                        mtukhin@sleddog
                                                                                            PAGE 3


--------------------------------------------------------------------------------------------------
BOND    BALANCE        COUPON    DELAY   FACTOR    INDEX    VALUE    RESET    MULTIPLIER    CAP
--------------------------------------------------------------------------------------------------
TZ   7,000,000.00     6.00000      24   1.000000           -1.0000     -         -           -
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FLOOR    CURRENT   SETTLE        DEAL       WAC     WAM      PRICING    DURATION
         COUPON     DATE                                      SPEED      @ PX
--------------------------------------------------------------------------------
-        6.0000   04/30/03     30 year     7.04    353.00   100.0PPC     90:00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRICE          PPC           PPC          PPC          PPC            PPC
               0.00         50.00        100.00       150.00         200.00
--------------------------------------------------------------------------------
90:00          6.443         6.596        49.356      111.612        165.188
--------------------------------------------------------------------------------
AVG LIFE       28.309        20.235       0.269       0.123          0.089
DURATION       27.402        19.333       0.210       0.078          0.048
FIRST PAY       11/30          1/21        5/03        5/03           5/03
LAST PAY         5/32          9/26       10/03        7/03           6/03
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
BOND    BALANCE        COUPON    DELAY   FACTOR    INDEX    VALUE    RESET    MULTIPLIER    CAP
--------------------------------------------------------------------------------------------------
AB   10,247,000.00    6.00000      24   1.000000           -1.0000     -         -           -
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FLOOR    CURRENT   SETTLE        DEAL       WAC      WAM     PRICING    DURATION
         COUPON     DATE                                      SPEED      @ PX
--------------------------------------------------------------------------------
-        6.0000   04/30/03     30 year     7.04     353.00   100.0PPC    90:00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRICE          PPC           PPC         PPC         PPC           PPC
               0.00         50.00       100.00      150.00        200.00
--------------------------------------------------------------------------------
90:00          6.849         6.884        7.086       7.622         8.484
--------------------------------------------------------------------------------
AVG LIFE      29.245        26.035       16.776       8.876         5.048
DURATION      12.651        12.128        9.779       6.420         4.141
FIRST PAY       5/32          9/26         6/16        5/10         12/07
LAST PAY        9/32          9/32         9/32        9/32         11/08
--------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS WARBURG LLC                                                                            CMOPROJ
                                                                        10:18:52 am April 14, 2003
Fixed Income Research             MALT0303P1 30 YEAR     6.0                         Marina Tukhin
CMOPROJ.567                                                                        mtukhin@sleddog
                                                                                            PAGE 4


--------------------------------------------------------------------------------------------------
BOND    BALANCE        COUPON    DELAY   FACTOR    INDEX    VALUE    RESET    MULTIPLIER    CAP
--------------------------------------------------------------------------------------------------
Sub  24,500,000.00    6.00000      24   1.000000           -1.0000     -         -            -
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FLOOR    CURRENT   SETTLE        DEAL       WAC      WAM     PRICING    DURATION
         COUPON     DATE                                      SPEED      @ PX
--------------------------------------------------------------------------------
  -      6.0000   04/30/03     30 year     7.04     353.00   100.0PPC    90:00
--------------------------------------------------------------------------------


SUB. BOND, 7.00 PERCENT OF DEAL


--------------------------------------------------------------------------------
PRICE          PPC           PPC         PPC         PPC           PPC
               0.00         50.00       100.00      150.00        200.00
--------------------------------------------------------------------------------
90:00          7.060         7.342        7.536       7.673         7.953
--------------------------------------------------------------------------------
AVG LIFE      19.471        12.728       10.045       8.726         6.979
DURATION       9.933         7.754        6.756       6.191         5.284
FIRST PAY       5/03          5/03         5/03        5/03          5/03
LAST PAY        9/32          9/32         9/32        9/32          9/32
--------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.